SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 16, 2003


                             SONOCO PRODUCTS COMPANY




Incorporated under the       Commission File No. 0-516        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0248420




                             One North Second Street

                               Post Office Box 160

                      Hartsville, South Carolina 29551-0160

                             Telephone: 843-383-7000









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Item 9.  Regulation FD Disclosure; Information Provided Pursuant to Item 12.

First Quarter Earnings

         Pursuant to Item 12 of this form, please see Exhibit 99 for the Registrant's 2003 first quarter earnings release.


Item 7.  Financial Statements and Exhibits

(c)      Exhibit 99        Registrant's 2003 First Quarter Earnings Release




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                SONOCO PRODUCTS COMPANY
                                (Registrant)



Date:  April 16, 2003           By: /s/ C. J. Hupfer
                                   --------------------------------------------
                                   C. J. Hupfer
                                   Vice President and Chief Financial Officer









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                                  EXHIBIT INDEX

Exhibit 99        Registrant's 2003 First Quarter Earnings Release

























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